UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 27, 2009
                                                         ----------------

                            GEORGETOWN BANCORP, INC.
                            ------------------------
             (Exact Name of Registrant as Specified in its Charter)

            Federal                      0-51102                  20-2107839
----------------------------      ---------------------      -------------------
(State or Other Jurisdiction      (Commission File No.)       (I.R.S. Employer
       of Incorporation)                                     Identification No.)


           2 East Main Street, Georgetown, MA            01833
        ---------------------------------------       ----------
        (Address of Principal Executive Offices)      (Zip Code)


        Registrant's telephone number, including area code: 978-352-8600
                                                            ------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02.  Departure of Directors or Certain Officers; Election of Directors;
            Appointment of Certain Officers; Compensatory Arrangements of
            Certain Officers.
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(e) At the annual  meeting of  stockholders  of  Georgetown  Bancorp,  Inc. (the
"Company") held on October 27, 2009, the stockholders approved the Company's 2009 Equity Incentive Plan (the "Plan"). As described in the Company's annual meeting proxy statement, the Company's directors and employees (including its principal executive officer, principal financial officer and other "named executive officers") are eligible to be granted awards under the Plan. No awards have been granted under the Plan to date.

A description of the Plan was included in the Company's annual meeting proxy statement, filed with the Securities and Exchange Commission on September 21, 2009 and is incorporated herein by reference. A copy of the Plan was also attached as Appendix A to the Company's proxy statement and is incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------

       (d)        Exhibits.

                  Exhibit No.               Description
                  -----------               -----------

                  10.1 Georgetown Bancorp, Inc. 2009 Equity Incentive Plan (incorporated by reference to Appendix A of the Company's Definitive Proxy Statement for the Annual Meeting of Stockholders (File No. 000-51102), as filed with the SEC on September 21, 2009).

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              GEORGETOWN  BANCORP, INC.


DATE:  October 28, 2009                       By:     /s/ Robert E. Balletto
                                                    ----------------------------
                                                    Robert E. Balletto
                                                    President and
                                                    Chief Executive Officer